Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act 1934

                         Date of Report January 18, 2001
                         -------------------------------
                        (Date of earliest event reported)



                               CE Generation, LLC
                               ------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     333-89521                        47-0818523
-------------------------------------------------------------------------------

(State or other               (Commission File                   (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation or
 organization)


 302 South 36th Street, Suite 400              Omaha, NE              68131
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:   (402) 341-4500

                                       N/A

--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

3

Item 5.  Other Events.

         On January 18, 2001, Moody's Investors Service, Inc. ("Moody's") announced that it had lowered its rating of the senior secured bonds of CE Generation, LLC ("CE Generation") to B1 from Baa3. The basis for this decision was Moody's downgrade of its ratings for Southern California Edison Company ("Edison") announced earlier this week. According to Moody's, the rating of the CE Generation bonds remains on review for possible further downgrade reflecting the possibility that the ratings of Edison could decline further.

         The CE Generation bonds are secured by the distributions received from thirteen power projects: ten operating geothermal power plants in the Imperial Valley, California (the "Geothermal Projects"), with an approximate aggregate capacity of 326 MW, and three gas-fired plants, with an aggregate net rated capacity of 490 MW (the "Gas Projects"). Eight of the Geothermal Projects with an approximate aggregate net rated capacity of 267 MW sell their capacity and energy to Edison under long-term power sales contracts.

         The eight Geothermal Projects having contracts with Edison have not yet received payment from Edison for capacity and energy delivered during November 2000. These contracts provide for billing and payment on a schedule where payment would normally be received in early January 2001. Edison has provided no assurance as to when it will make these payments. A failure by Edison to make these payments as well as subsequent monthly payments, for a substantial period of time after the payments are due, is not expected to have a material adverse effect on the ability of CE Generation to make payments on the CE Generation bonds due to cash flows from the Gas Projects. However, there can be no assurance that such a failure by Edison would not cause such a material adverse effect.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Moody's Press Release dated January 18, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          CE GENERATION, LLC

Dated:  January 19, 2001                             By:  /s/  Paul J. Leighton
                                                          ----------------------
                                                          Paul J. Leighton
                                                          Secretary

  New York, January 18, 2001 -- In addition to our downgrade yesterday of Salton Sea Funding Corp. (SSFC) to Caa2 from Baa3, Moody's Investors Service has lowered its debt ratings for CE Generation LLC (CE Gen) to B1 from Baa3.

  These rating actions have been precipitated by Moody's downgrade of Southern California Edison Company (SCE) announced earlier this week. As previously mentioned, it is Moody's practice for the credit rating of a project whose cash flow is largely derived from a single source to be capped by the unsecured rating of the respective source of funds. These projects have substantial cash flow exposure to SCE and therefore have been lowered to reflect the further deterioration of the credit quality of the SCE cash flows and recent action taken by SCE which includes non-payment to power suppliers. However, in the case of CE Gen, the B1 rating reflects the fact that 60% of the revenues are received from non-California based projects.

  The ratings for each of these projects remain on review for downgrade to reflect the possibility that the ratings of SCE could decline further. In light of the liquidity issues the utility, Moody's believes that it is increasingly probable that additional payments to Qualifying Facilities in the state could be delayed or deferred.

  Eight of the ten California-based projects are under long-term contracts with SCE, which had been approved by the California Public Utility Commission. The two uncontracted projects have sold power to the California PX. Current actions by SCE include the non-payment for electricity supplied by generators through the California PX and its contracted payments.

  Moody's believes that the portfolio is well-positioned for recovery based on the current liquidity mechanisms, which include a six-month debt service reserve fund for CE Gen and a 12-month debt service reserve fund for SSFC, both of which are backed by a Letter of Credit. In addition, CE Gen benefits from contracted revenue generated by the Saranac, PRI and Yuma projects. It is estimated that the liquidity facility and this revenue could cover debt service obligations for the portfolio for some time. Therefore, CE Gen has not been downgraded to the level of SSFC, or other California-based projects.

  SSFC and CE Gen are 50%-owned indirect subsidiaries of MidAmerican Energy Holdings Company, a U.S. based privately-owned global energy company with publicly traded fixed income securities, headquartered in Omaha, Nebraska.

  New York
  Susan D. Abbott
  Managing Director
  Corporate Finance

  Moody's Investors Service

  JOURNALISTS: (212) 553-0376
  SUBSCRIBERS: (212) 553-1653

  New York
  Cheryl Solometo

  Vice President - Senior Analyst

  Corporate Finance

  Moody's Investors Service

  JOURNALISTS: (212) 553-0376
  SUBSCRIBERS: (212) 553-1653


  Moody's Investors Service
  end

  Copyright (c) 2001 Internal News
  Received By NewsEDGE/LAN:Thu Jan 18 17:22:16 2001